JP Morgan Healthcare Conference January 2015 Exhibit 99.1

Forward Looking Statements

This presentation contains forward-looking statements about Orexigen Therapeutics, Inc. and its recently approved product, Contrave. Words such as
“believes,” “anticipates,” “plans,” “expects,” “indicates,” “will,” “should,” “intends,” “potential,” “suggests,” “assuming,” “designed” and similar expressions are intended to identify
forward-looking
statements. These statements are based on the Company‘s current beliefs and expectations. These forward-looking
statements include statements regarding: the potential for Contrave and Mysimba to achieve commercial success globally; the potential for the receipt of marketing authorization by the European Commission in February; the potential for Orexigen to obtain marketing authorizations or commercialization partner(s) for Contrave in territories outside of North America; the potential to seek a diabetes indication for Contrave or a fixed dose combination of Contrave and an already approved diabetes medicine; the resources Takeda Pharmaceutical Company Limited, or Takeda, is dedicating to the U.S. commercial launch of
Contrave and the potential to maintain and strengthen the intellectual property protection for Contrave globally. The inclusion of forward-looking
statements
should not be regarded as a representation by Orexigen that any of its plans will be achieved. Actual results may differ materially from those expressed or implied in this release due to the risk and uncertainties inherent in the Orexigen business, including, without limitation: Orexigen’s dependence on Takeda to carry out the commercial launch of Contrave in North America; ability to obtain and maintain global intellectual property protection for Contrave and Mysimba;
additional analysis of the Light Study or new data from the ongoing Light Study, including safety-related data, may produce negative or inconclusive results, or may be inconsistent with the first interim analysis of the Light Study; the potential that the interim analysis of the Light Study may not be predictive of future results in the Light Study or other clinical trials; the potential for early termination of Orexigen’s North American collaboration agreement with Takeda; the therapeutic and commercial value of Contrave and Mysimba; and other risks described in Orexigen’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these
forward-looking
statements, which speak only as of the date hereof, and Orexigen undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Further information regarding these and other risks is included under the heading "Risk Factors" in Orexigen's Current Report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2014 and its
other reports, which are available from the SEC's website (www.sec.gov) and on Orexigen's website (www.orexigen.com) under the heading "Investors." All forward-looking
statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.
For investor purposes only – not for use in product promotion

US approval of Contrave
®
(naltrexone HCl /
bupropion HCl extended-release)
US launch
Positive CHMP opinion for Mysimba™
(naltrexone HCl / bupropion HCl prolonged-
release)
Balance sheet strengthened
–
$100 million in milestones received
–
$205 million in cash at year end (unaudited)
Began earning royalties on US sales
Poised for ROW partnership
3
2014 was a Transformational Year for
Orexigen
For investor purposes only – not for use in product promotion

For investor purposes only – not for use in product promotion

Orexigen’s First Approved Product
Full Prescribing Information, including Medication Guide, for Contrave is available at
http://www.contrave.com/.

For investor purposes only – not for use in product promotion

INDICATION: Contrave is
approved by the FDA for use
as an adjunct to a reduced-
calorie diet and increased
physical activity for chronic
weight management in adults
with an initial body mass
index (BMI) of 30 kg/m²
or
greater (obese), or 27 kg/m²
or greater (overweight) in the
presence of at least one
weight-related comorbid
condition.
Full Prescribing Information, including Medication Guide, for Contrave is available at http://www.contrave.com/ .
For investor purposes only – not for use in product promotion
WARNING: SUICIDAL THOUGHTS AND BEHAVIORS; AND
NEUROPSYCHIATRIC REACTIONS SUICIDALITY AND ANTIDEPRESSANT
DRUGS
CONTRAVE is not approved for use in the treatment of major depressive disorder or other psychiatric disorders. CONTRAVE contains bupropion, the same active ingredient as some other antidepressant medications (including, but not limited to, WELLBUTRIN, WELLBUTRIN SR, WELLBUTRIN XL and
APLENZIN). Antidepressants increased the risk of suicidal thoughts and behavior in children, adolescents, and young adults in short-term trials.
These trials did not show an increase in the risk of suicidal thoughts and behavior with antidepressant use in subjects over age 24; there was a reduction in risk with antidepressant use in subjects aged 65 and older.
In patients of all ages who are started on CONTRAVE, monitor closely for worsening, and for the emergence of suicidal thoughts and behaviors.
Advise families and caregivers of the need for close observation and communication with the prescriber. CONTRAVE is not approved for use in pediatric patients.
NEUROPSYCHIATRIC REACTIONS IN PATIENTS TAKING BUPROPION FOR
SMOKING CESSATION
Serious neuropsychiatric reactions have occurred in patients taking bupropion for smoking cessation. The majority of these reactions occurred during bupropion treatment, but some occurred in the context of discontinuing treatment. In many cases, a causal relationship to bupropion treatment is not certain, because depressed mood may be a symptom of nicotine withdrawal.
However, some of the cases occurred in patients taking bupropion who continued to smoke. Although CONTRAVE is not approved for smoking cessation, observe all patients for neuropsychiatric reactions. Instruct the patient to contact a healthcare provider if such reactions occur.

$2 trillion direct
economic burden
worldwide
–
2.8% of global GDP
May reduce life
expectancy by up to 8
years
3.4 million deaths
annually directly
attributable to obesity
and overweight
6
The Obesity Epidemic is One of the Largest
Public Health Challenges the World is Facing
Obese adults
United States 79M
European Union 70M
Rest of World 350M
For investor purposes only – not for use in product promotion

Favorable Global Action in the Fight against
Obesity
AMA recognized obesity as a disease
Treat and Reduce Obesity Act had strong support and reintroduction planned in new Congress
AACE guidelines stress importance of weight loss (including the use of pharmacotherapy) for patients with prediabetes and diabetes
ACA allows corporate wellness programs to address obesity with economic incentives
In Europe, EASO and other guidelines call for use of pharmacotherapy as part of a comprehensive strategy for disease management
European court ruled obesity may be considered a disability
For investor purposes only – not for use in product promotion

The Obesity Pharmaceutical Market is
Rapidly Developing
In Europe,
Mysimba™ is 1
st
new drug with positive
CHMP opinion in nearly a
decade
For investor purposes only – not for use in product promotion
2000
will be
educating
HCPs about
obesity
treatments
SALES REPS
4
DRUGS
RECENTLY APPROVED
BY FDA
5
Large CV
outcomes trials
expected to read out over
next 7 years

Weight Loss is a Medical Imperative in Obese
Patients with Diabetes and Prediabetes
382m
316m
WEIGHT LOSS REDUCED PROGRESSION TO
DIABETES IN 2 RANDOMIZED CONTROLLED TRIALS
With diabetes
With prediabetes
Xendos Trial
Weight Loss at
one year
4.0
%
Weight Loss at
one year
relative
reduction in
progression to
diabetes
37
%
DIABETES ECONOMIC BURDEN
US Europe Global
Costs
$281 B $144 B $612 B
Deaths
198,000 537,000 4.9 M
DPP Study
4.3
%
relative
reduction in
progression to
diabetes
39
%
“The primary goal of prediabetes management is weight loss. Whether achieved through TLC, pharmacotherapy, surgery, or some combination thereof, weight loss… can effectively prevent progression…”
“…weight loss, including medication-assisted weight loss, should be considered in all overweight and obese diabetes patients…”
- American Association of Clinical  Endocrinologists (AACE), 2013 Diabetes Management Algorithm
DIABETES HIGHLY
PREVALENT WORLDWIDE
For investor purposes only – not for use in product promotion

Contrave
®
: A Differentiated US Launch
Resourcing
900 sales representatives, market leading SOV
Large experienced managed care organization
Significant marketing budget
Targeting
Positioning
Complete Approach
75,000 physicians
50% current writers of obesity Rx, 50% high
potential non writers
Obese and overweight with comorbid conditions
such as diabetes
Non-scheduled
Product
Program
Price
For investor purposes only – not for use in product promotion
Full Prescribing Information, including Medication Guide, for Contrave is available at
http://www.contrave.com/.

Contrave
®
Demonstrated Meaningful
Efficacy in Phase 3
Weight loss over time in the completer
population: COR-I Trial
Combining Contrave with intensive BMOD
drove more weight loss
(COR-BMOD completer analysis)
ITT-LOCF
0
-2
-4
-6
-8
-10
-12
0
4
8
12
16
20
24 28
32 36
40 44 48
52
56
56
Completers
*
Placebo
CONTRAVE 32/360
Weeks
ITT-LOCF
0
-2
-4
-6
-8
-10
-12
0 4 8 12
16
20
24 28
32 36
40 44 48
52 56 56
Completers
*
Placebo
CONTRAVE 32/360
Weeks

For investor purposes only – not for use in product promotion

Pricing Strategy Facilitates Adoption and Access for
both Covered and Cash Paying Patient
Progressive Savings Designed to Help Reduce Patient Out of Pocket Costs
For investor purposes only – not for use in product promotion
$55
$70
$45
$60
Commercially
covered
Non-covered/
cash pay
Months  1 & 2 Months 3+
*
*Eligible patients include cash paying patients not receiving government sponsored benefits.

Program entails 4 easy steps
–
Complete survey which enables
personalized feedback
–
Weigh-in daily on a wireless-enabled scale
–
Receive text-based personalized feedback
from Scale Down after weigh-in
–
Receive weekly lessons via email that
encourage healthy lifestyle changes
13
Scale Down Provides Personalized Weight
Management Support
Daily weigh-ins are simple
to continue over time, lead
to better diet and exercise
choices, and thus may lead
to weight loss
For investor purposes only – not for use in product promotion

Early Launch Results are Encouraging
Source: IMS Data
Christmas / NY Thanksgiving
Calling on writers and non
writers with early success in
both
Reps are experiencing good
access with long call times
900 reps provide dominant
share of voice among obesity
therapies
For investor purposes only – not for use in product promotion

The US Obesity Pharmacotherapy Market is
Growing with Introduction of Branded Products
6%
11%
537%
107%
Growth in total anti-obesity Rxs Growth in branded anti-obesity Rxs
2012 2013 2014E 2012 2013 2014E
For investor purposes only – not for use in product promotion
Source: IMS Data

Mysimba™ is First Weight Management Drug to
Receive Positive CHMP Opinion in Nearly a Decade
For investor purposes only – not for use in product promotion
Positive CHMP opinion
December 2014
EU authorization
expected February 2015
Expected to be
one
of two
oral weight
management drugs
on market in EU
Significant revenue
opportunity
$588mm
EU peak obesity Rx sales
(2007)
IMS Health Data
US and EU approval
facilitates approvals in most
other countries worldwide
1
2
of

Significant ex-US Sales Potential for
Contrave
®
/ Mysimba™
Country Sales (2007)
Middle East $54.2M
Russia $48.8M
Brazil $130.4M
Korea $74.2M
Australia $53.5M
Mexico* $204.3M
For investor purposes only – not for use in product promotion
Ex-US Historic Anti-Obesity Sales
in 2007 ~ $1.4 billion
Europe
43%
ROW
57%
* Orexigen has partnered with Takeda for North American markets
Historic Anti-Obesity Sales in
select countries
Orexigen owns all rights outside
North America and plans to
partner Contrave / Mysimba
Source: IMS Health
Source: IMS Health

Exciting Life Cycle Development
Opportunities for Contrave
®
/ Mysimba™
18
Fixed dose combination with an approved diabetes drug,
e.g., DPP4 and/or SGLT2
–
Attractive opportunity under evaluation for patients with
diabetes who are overweight or obese
–
Diabetes market has embraced combination products
Diabetes indication would improve coverage and
adoption in obese patients with diabetes
–
Well defined path for Phase 3 program in diabetes
Binge eating, smoking cessation
For investor purposes only – not for use in product promotion

Broad and Growing Patent Estate Could Yield
Protection Through 2034

2034
2031
2031
2029
2027
2027
2026
2024
2024/25
Binge Eating (methods)
Major Depression (methods)
Visceral Fat (methods)
Titration / Dose Pack (methods & devices)
Tri-layer (methods & compositions)
Food Cravings / Titration (methods)
Insulin Sensitivity (methods & compositions)
Weber / Cowley (methods & compositions)
Pending Issued in some territories,
pending in others
2030 Nal SR (methods & compositions)
Light Study (methods)
For investor purposes only – not for use in product promotion
Dates reflect US patent expiration

Solid Financial Position
Revenue drivers
Tiered royalties of 20-35% on net sales in North America
$15 million anniversary milestones to be paid in 2015, 2016, 2017
Potential sales milestones up to $880M
Proceeds from potential ROW partnership
Expenses
Corporate: Orexigen runs lean with ~50 employees
Takeda pays all US commercial and manufacturing costs
Orexigen and Takeda share post approval development expenses
Cash
Ended 2014 with $205M (unaudited)
Cash balance is sufficient to fund current operations for the foreseeable future
For investor purposes only – not for use in product promotion

2015 Focus for Orexigen

For investor purposes only – not for use in product promotion
Successful US launch
EU approval and ROW licensing
Continue to strengthen patent
portfolio
Lifecycle development programs